SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

FFTW FUNDS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FFTW Funds, Inc.
International Portfolio

200 Park Avenue
46th Floor
New York, NY 10166

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     Please take notice that a Meeting of Shareholders of the International Portfolio (the “Portfolio”) will be held on July 18 at 11:00 a.m., Eastern Time, at the offices of the Portfolio, for the following purposes:

1. To approve an Agreement and Plan of Reorganization for the Portfolio whereby all, or substantially all, of the assets and known liabilities of the Portfolio would be acquired by the newly formed series of the American Independence Funds Trust (a “Fund”), in exchange for shares of such series, and the Portfolio’s corporate entity would be dissolved. Approval of this proposal would also constitute approval of a new investment management agreement and an investment sub-advisory agreement. In addition, the newly formed Fund will have the same investment objective and policies as that of the Portfolio.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only Shareholders of record at the close of business on June 12, 2008 are entitled to vote at the Meeting and any adjournment thereof. You may vote by mail or in person. Please provide your vote promptly.

By order of the Board of Directors,

/s/ Robin S. Meister
Robin S. Meister
Secretary
June 24, 2008

IMPORTANT: WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETINGS AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

FFTW Funds, Inc.
International Portfolio

200 Park Avenue
46th Floor
New York, NY 10166

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SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 18, 2008

PROXY STATEMENT

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

_________________

GENERAL

     This Proxy Statement is being furnished to the shareholders of the International Portfolio, a series of the FFTW Funds, Inc. (the “Portfolio”).

     The Board of Directors (the "Board," the members of which are referred to as "Directors") of the FFTW Funds (the "Company"), are soliciting proxies from shareholders on behalf of the Portfolio, for use at the Special Meeting of Shareholders of each of the FFTW Funds, to be held at the offices of the Funds, at 11:00 a.m. Eastern Time, on July 18, 2008, and at any and all adjournments thereof (each, a "Meeting"). This Proxy Statement, the Notice of Meeting and the proxy cards are first being mailed to shareholders on or about June 20, 2008. The Board has fixed the close of business on June 12, 2008, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

     At the Meeting, shareholders of the Portfolio will be asked to vote on a proposal to approve a reorganization in which all, or substantially all, of the assets of the Portfolio would be acquired by a comparable, newly formed series of American Independence Funds Trust (a "New Series" or a “Fund”), in exchange for shares of the New Series and the assumption by that New Series of all of the known liabilities of its respective Portfolio, as described more fully below (a "Reorganization").

     Pursuant to the Reorganization, the International Portfolio would be acquired by the American Independence International Bond Fund. The Advisor Class shareholders of the Portfolio will become Institutional Class shareholders of the New Series. As of record date, the Investor Class of the International Portfolio had not commenced operations.

     As explained in greater detail below, the approval of this proposal would authorize the Fund's Board, on behalf of the Fund, as the sole shareholder of the New Series, to approve an investment management agreement with American Independence Financial Services, LLC (AIFS) and a sub-advisory agreement with Fischer Francis Trees and Watts, or an affiliate (the Portfolio’s current investment manager) for the New Series.

     At the Meeting, each share of the Portfolio is entitled to one vote on proposals affecting that Portfolio; and a fractional share is entitled to a proportionate share of one vote.

In order that your shares may be represented, you are requested to:

  indicate your instructions on the proxy card(s), date and sign the proxy card(s), and mail them in the enclosed envelope; and

  allow sufficient time for the proxy card(s) to be received before the commencement of the Meeting on July 18, 2008.

1.	APPROVAL OF THE REORGANIZATION OF EACH PORTFOLIO INTO A SEPARATE SERIES OF AMERICAN INDEPENDENCE FUNDS TRUST.

     On January 8, the Board of the Company approved an Agreement and Plan of Reorganization (a “Plan”) for the Portfolio and other series of the Company in the form attached hereto as Appendix A. The Plan provides for the reorganization of the Portfolio into its comparable New Series, a newly formed series of American Independence Funds Trust, an existing Delaware statutory trust. Except as described below, there will be no material differences between the investment operations of the Portfolio now and after the Reorganization. Specifically, the investment objectives of the New Series will be substantially identical to that of the Portfolio, the investment policies of each New Series will be substantially similar after the Reorganization, and shareholders will have substantially the same rights and services available to them. Moreover, the value of a shareholder's investment would be the same immediately after the Reorganization as immediately before.

     For the reasons set forth below under “Reasons for the Reorganizations,” the Directors of the Company, including the Directors who are not “interested persons” of such Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously determined that the proposed Reorganization is in the best interests of the Portfolio’s shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization. The Board of the Company has adopted a resolution that declares that the proposed transaction is advisable on substantially the terms and conditions set forth in the Plan. If approved by shareholders, the Reorganization is expected to take effect on or around July 18, 2008, although that date may be adjusted in accordance with the Plan. If the Reorganization is not approved with respect to the Portfolio, that Portfolio’s Board will consider alternatives based on the facts and circumstances at that time.

BACKGROUND

     FFTW and AIFS agreed on November 28, 2007 that AIFS would recommend that the board of trustees of the Trust cause the Trust to purchase the assets of the Company. FFTW decided to internally reallocate its resources so that it devoted more of its resources to pure investment management activities. At the same time, FFTW was trying to move away from the broader management functions associated with serving as the primary investment adviser of registered investment companies such as the Company. As a result, FFTW requested that the board of directors consider the Reorganization. FFTW has represented to the board of directors that the New Series will have a greater opportunity for asset growth and may have the opportunity to attract substantial assets under the “American Independence” name.

REASONS FOR THE PROPOSED REORGANIZATIONS

     As described above, as part of a restructuring program, it has been proposed that the Fund be reorganized into a New Series. Each Board has determined that it is advisable and in the best interest of the Fund and its shareholders to effect the proposed Reorganization. In reaching this conclusion, each Board considered a number of factors, including the following:

1	the terms and conditions of the Reorganization;

2.	the substantially identical investment objectives and substantially similar policies and restrictions of the Portfolio in relation to those of the New Series;

3.	that portfolio managers currently associated with FFTW are expected to be sub-advisers to the New Series;

4.	the federal tax consequences of the proposed Reorganization to the Fund and its shareholders, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur with respect to the Fund and its shareholders as a result of the proposed Reorganization;

5.	that the interests of shareholders of the FFTW Funds will not be diluted as a result of the proposed Reorganization;

6.	that AIFS has contractually agreed to reduce the management and reimburse expenses until March 31, 2013 for the Institutional Class in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at the following levels:

Annual Fund
Fund	Operating
Expenses
Institutional Class
International Bond Fund	0.89%

7.	that the Investor shares of the Portfolio would be reorganized into the Institutional Class of the New Series, which has a lower expense ratio than that of the Investor Class shares; as of the record date, the International Portfolio Investor Class was not operational;

8.	that the expenses of the proposed Reorganization will not be borne by Shareholders of the Portfolio;

9.	that no sales charge will be imposed in connection with the proposed Reorganization;

10.	FFTW and AIFS have represented that the reorganization will not result in any “unfair burden” to the shareholders of the Portfolio.

11.	that the proposed Reorganization would integrate the Portfolio fully into the American Independence Family of Funds, thereby, among other things, making operations consistent, increasing the funds for which it is exchangeable, and possibly offering greater asset growth through expanded marketing and otherwise; and

12.	that the proposed Reorganization may increase economic efficiencies, including spreading corporate maintenance costs and the fees and expenses of the Trustees and their counsel over a larger asset base, thereby possibly enhancing investment performance and increasing the efficiency of operations to the benefit of shareholders.

     Based upon these and other factors, the Board of the Company and the Fund, including the Directors who are not "interested persons" of such Company or Fund, has unanimously determined that the proposed Reorganization is advisable and in the best interests of the Funds and its shareholders; and that the interests of those shareholders will not be diluted as a result of the proposed Reorganization. Therefore, each Board recommends to shareholders of the Funds that they approve the appropriate Plan.

PRINCIPAL FEATURES OF THE PROPOSED REORGANIZATION

     FFTW Funds is a Maryland corporation that is registered as an open-end investment company of the series type. Currently, there are five (2) active series of the FFTW Funds that are each separate portfolios managed by Fischer Francis Trees & Watts. The American Independence Funds Trust has established a New Series (“Successor Portfolio”) for the purpose of succeeding to the business of the Fund. A nominal share will be issued to the Fund in order to permit the Fund, through its Board, to vote on organizational matters as the sole shareholder of the New Series. If shareholders of the Portfolio approve a proposed Reorganization, the Board of the Fund will approve an investment advisory agreement between the New Series and AIFS and an investment sub-advisory agreement between AIFS and FFTW and its affiliates.

     Each Reorganization contemplates that the Portfolio will transfer all of its assets to the New Series; the known liabilities of the Portfolio will be assumed by the New Series; and the shareholder’s shares of the Portfolio will automatically be exchanged for full and fractional shares of the New Series (“New Series Shares”) having an aggregate offering price equal to the aggregate net asset value of the shareholder’s shares of the Fund. The Investor Class of shares of the Portfolio, if any, will receive shares of the Institutional Class shares of the New Series based on the value of their holdings in the Investor Class as of the effective date of the Reorganization and the net asset value per share of the Investor Class.

     The New Series will offer Class A, Class C and Institutional Class shares. International Bond Fund’s Class A shares will have a 4.25% maximum sales charge and a 0.25% distribution (12b-1) fee and a 0.25% shareholder service fee. Class C shares for the Fund will be sold with no sales charge and a 1.00% distribution and service fee. Class C Shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Institutional Class shares are sold with no sales charge and no distribution or service fees. See the fee table below for more information about fees and charges.

COMPARISON OF THE FUNDS TO THE NEW SERIES

     If the reorganization is approved, the investment policies and restrictions for the Portfolio will be the same for the Successor Portfolio. Certain differences between the Portfolio and the Successor Portfolio are described below.

General. FFTW Funds, a Maryland corporation, is an open-end management investment company that commenced operations on December 6, 1989 and operates pursuant to the Articles of Incorporation dated February 23, 1989. The corporation is governed by its Articles of Incorporation, its by-laws, and applicable federal and state laws.

     American Independence Funds Trust, an open-end management investment company under which the Successor Portfolios have been formed, is a Delaware statutory trust and is governed by its Trust Instrument, its by-laws, and applicable federal and state laws.

Shares of Beneficial Interest. American Independence Funds Trust is authorized to issue an unlimited number of transferable shares of beneficial interest. The Trustees, in their sole discretion and without a vote of the shareholders, have the authority to create new series of Funds and further authorize the creation of various classes of shares within any series. The Trustees have the power to determine the investment objective, designation, preferences, privileges, limitations, and the other rights of each class and series of shares. Currently, American Independence Funds Trust consists of 14 separate series. Each investment series consists of three classes of shares, Class A shares, Class C shares, and Institutional Class shares.

Voting Rights. On any matter that may be submitted to a vote of shareholders of the American Independence Funds, all series generally vote separately, except where a vote by more than one series is required by law or in circumstances where the interests of the series do not differ from those of other series. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. A majority vote of shareholders shall be sufficient to take or authorize action upon any matter except as otherwise required under the Declaration of Trust or any applicable law. In matters affecting a particular series or class, a majority vote of the shareholders of such series or class shall be sufficient to take or authorize the action. Under the Declaration of Trust, shareholders shall have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by the Declaration of Trust or the Bylaws or any registration of the Trust with the U.S. Securities and Exchange Commission or any state, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the shareholders of FFTW Funds, all series and classes, as applicable, generally vote together as a single group, except where a separate vote by series or class is required by law. In circumstances where the interests of a series or class differ from those of the other series or class, only stockholders of the affected series or class are entitled to vote on the matters. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

Stockholder/Shareholder Meetings. FFTW Funds is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders as required by the 1940 , such as for the (i) election of Directors; (ii) approval of investment advisory agreements; (iii) ratification of the selection of independent public accountants; and (iv) approval of a distribution agreement. The meetings of the shareholders of the FFTW Funds, as a whole or by series or class, may be called by a majority of the Directors, the President, or by the Secretary, at the written request of the holders of shares entitled to vote not less than ten percent (10%) of all the votes entitled to be cast at the meeting. The presence in person or by proxy of holders of a majority of all the shares issued and outstanding and entitled to be voted at the meeting constitute a quorum for the conduct of business at the meeting.

     American Independence Funds Trust is not required to hold annual meetings of stockholders unless required by the Act. Special meetings of shareholders may be called by the Trustees, and shall be called by the Secretary, whenever (i) ordered by the Trustees or (ii) requested in writing by holders of at least ten percent (10%) of the outstanding shares entitled to vote. The presence in person or by proxy of holders of one-third of shares entitled to vote shall constitute a quorum for the conduct of business at the meeting.

Election and Term of Directors/Trustees. The business and affairs of FFTW Funds are managed under the direction of its Board of Directors. Subject to the requirements of the Act, directors are elected by the stockholders. Directors hold office until their successors are duly elected and qualified. A director may be removed by the stockholders, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. The remaining directors may fill a vacancy on the Board of Directors until a successor director is elected at the next meeting of the stockholders.

     American Independence Funds Trust operations are overseen by the Trustees under Delaware law. The Trustees have exclusive control over the property and business of the American Independence Funds. Subject to the requirements of the Act, Trustees may be, but need not be, elected by shareholders. Trustees may be appointed by the other Trustees. Trustees shall hold office, subject to mandatory retirement at age 72, during the lifetime of the Funds or their earlier death, resignation, incapacity or removal. A Trustee may be removed, with cause, by action of two-thirds of the remaining Trustees or by an action of the shareholders of record of not less than two-thirds of the shares outstanding. Any vacancy may be filled by the remaining Trustees.

Stockholder/Shareholder Liability. Pursuant to Maryland law, stockholders of FFTW Funds generally are not personally liable for the debts of FFTW Funds, or any series thereof.

Under Delaware law, shareholders of the American Independence Funds could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

     The minimum initial investment requirement for accounts investing in the New Series Shares will depend on the share class. The minimum initial investment amount for Institutional Class shares will be $5,000,000; however, shareholders of the FFTW Funds will be grandfathered in at the minimum initial investment imposed by the FFTW Funds. The minimum initial investment for the Advisor Class shares of the FFTW Funds is $250,000 and $3,000 for the Investor Class shares.

INVESTMENT OBJECTIVES AND POLICIES

     The New Series will have investment objectives that will be the same or substantially similar to those of each FFTW Fund. American Independence Funds Trust and the Boards do not anticipate that any changes, individually or collectively, will result in a material change in the level of investment risk associated with an investment in any Fund.

     Set forth below are descriptions of the investment restrictions of the New Series of the American Independence Funds. The investment restrictions are the same as currently in place for the FFTW Funds.

     Complete investment objectives and policies and investment restrictions of the New Series can be found in the Prospectus and Statement of Additional Information, dated April 18, 2008 (File No. 333-124214), as filed with the Securities and Exchange Commission on April 18, 2008 (Accession No. 0001206774-08-000815). A copy of the Prospectus is delivered herein and shareholders can receive a copy of the SAI upon request by calling 1-888-266-8787.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares).

The Fund may not:

a.	borrow money, except by engaging in reverse repurchase agreements or dollar roll transactions (reverse repurchase agreements and dollar roll transactions that are covered are not considered borrowing, pursuant to SEC regulations and SEC staff position), or from a bank as a temporary measure for settlement of securities and shareholder transactions; provided that the Fund will not borrow more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., the Fund will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);

b.	issue senior securities (other than as specified in clause a);

c.	underwrite securities of other issuers;

d.	purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

e.	sell securities short (does not include options, futures, options on futures or forward currency contracts);

f.	purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

g.	purchase or sell physical commodities or related commodity contracts;

h.	invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry);

i.	make loans to other persons, except by:

i.	the purchase of a portion of an issue of debt obligations in which a Fund is authorized to invest in accordance with its investment objectives;

ii.	engaging in repurchase agreements; and

iii.	lending of portfolio securities.

j.	invest in companies for the purpose of exercising control or management;

k.	purchase or retain securities of any issuer if the officers, directors or trustees of the Fund, or its advisors or managers, own beneficially more than one half of one percent (0.5%) of the securities of the issuer, or together own beneficially more than five percent (5%) of the securities of that issuer; or

l.	invest more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

With respect to the Fund’s fundamental policy regarding industry concentration, the Fund has adopted the following operating policies for the Fund based on the Fund’s investment objectives, policies and operating history:

Under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the banking and finance industry. For the purposes of this limitation, the banking and finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset–backed securities and mortgage-backed securities.

NON-FUNDAMENTAL RESTRICTIONS

     Non-fundamental restrictions may be amended at any time by the Fund’s Board of Trustees without the approval of shareholders.

     Shareholders will be provided with at least 60 days’ prior written notice of any changes with respect to each Fund’s non-fundamental policy immediately listed below pursuant to Rule 35d-1 of the 1940 Act, which requires a Fund with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the Fund’s name.

TIME OF PURCHASE TEST

     Except with respect to the borrowing money, if the above standards, restrictions and percentage limitations are adhered to at the time of an investment or other asset acquisition, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such standard, restriction or percentage limitation.

ILLIQUID SECURITIES

     The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy regarding the purchase or sale of OTC options. The purchase or sale of OTC options will be suspended if:

a.	the total market value of a Fund's outstanding OTC options exceeds 15% of the Fund's net assets, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable;

b.	the market value of the underlying securities covered by OTC call options currently outstanding that were sold by such Fund exceeds 15% of the net assets of such Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable; or

c.	margin deposits on such Fund's existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable.

     Although this policy on illiquid securities is not fundamental and may be amended at any time without shareholder approval, the Fund will not change or modify this policy prior to a change or modification by the SEC of its position.

Non-Hedging Derivatives Transactions

     Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of a Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund (after taking into account unrealized profits and unrealized losses on any such contracts).

INCORPORATED BY REFERENCE

     The Prospectus and Statement of Additional information (“SAI”) for the International Bond Fund of the American Independence Fund Trust are incorporated herein by reference. A copy of the Prospectus is delivered herein and shareholders can receive a copy of the SAI upon request by calling 1-888-266-8787.

INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Prior to consummation of the Reorganization, the American Independence Funds Trust will amend its existing investment management agreement with American Independence Services, LLC to reflect the addition of the New Series, the form of which is included as Appendix B. The rate of the investment management fee paid by the New Series will be 0.40%. The total expense ratio of the Institutional Class shares of the New Series will be lower after the Reorganization than the total expense ratio of the Advisor Class and Investor Class of the Portfolio before the Reorganization. Shareholders in the Investor Class of the Portfolio, if any, as of the effective date of the Reorganization will be reorganized into the Institutional Class of the New Series. Please see the table below for additional information regarding the fees and expenses of the Portfolio and New Series.

     There is no material difference between the substance of the current Fund’s investment management agreement and the American Independence Funds’ investment management agreement. Notably, the standard of care provisions in the various contracts all provide that the adviser will not be liable for errors of judgment or mistakes of law unless such liability resulted from the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

     American Independence Financial Services LLC (the “Adviser” or “AIFS”) intends to retain Fischer Francis Trees & Watts, Inc. (the “Sub-Adviser” or “FFTW”), and its affiliates, to provide management service to the New Series. According to an Investment Sub-Advisor Agreement between AIFS and FFTW, the Adviser, not the Fund, will pay the Sub-Adviser 0.20% of the Fund’s average daily net, the form of which is included in Appendix C.

ADDITIONAL FEE INFORMATION

     As noted above, the current investment management fee for the Portfolio will not change as a result of the proposed Reorganizations. AIFS has contractually agreed to reduce the management fee and reimburse expenses, until March 31, 2013 for the Institutional Class, in order to keep Total Annual Operating Expenses as noted in the fee table below.

FUND EXPENSES

     As an investor, you pay certain fees and expenses in connection with the Fund and the New Series. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The existing shareholders of the FFTW Advisor Class shares and Investor Class shares will become shareholders of the Institutional Class shares of the New Series. Institutional Class shares do not have a sales charge or 12b-1 fees. The table and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the New Series. The information is based on the New Series’ Pro-Forma projected expense ratios and average daily net assets for the fiscal year ending October 31, 2008 and the actual expense ratios for the Portfolios for the period ended December 31, 2007:

International Portfolio (Advisor Class)
Proposed American Independence International Bond Fund
(Institutional Class)

	Current	ProForma
	Advisor	Institutional
	Class	Class
Shareholder Transaction Fees
Redemption Fee	None	None
Maximum deferred sales Charge	None	None
Maximum sales charge imposed on Purchases	None	None
Annual Fund Operating Expenses
Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees	None	None
Other Expenses(1)	0.52%	0.52%
Total Annual Fund Operating Expenses Before Reductions	0.92%	0.92%
Expense Reductions(2)	--	(0.03)%
Net Fund Operating Expenses	0.92%	0.89%

(1) Other Expenses for the ProForma Institutional Class have been restated to reflect current fees.

(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.89%, until March 31, 2013.

Example

The hypothetical example below helps you compare the cost of investing in the Fund. It assumes that: (a) you invest $10,000 for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) the Fund’s gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

	1 Year	3 years	5 years	10 years
FFTW International Portfolio
Advisor Class Shares	$94	$293	$509	$1,131

American Independence International Bond Fund
Institutional Class Shares	$91	$284	$493	$1,116

INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF THE AMERICAN INDEPENDENCE FUNDS TRUST

MANAGEMENT TRUSTEES AND OFFICERS

     The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Fund’s performance. The Officers of the Trust are responsible for the Fund’s operations.

     The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust's Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested”.

     Each Trustee's and officer's address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds office until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 11 portfolios of the Trust, which is the sole open-end investment company in the American Independence Fund’s complex.

BOARD OF TRUSTEES

Position(s) Held
Name Address and Age	with Company	Principal Occupation(s) During Past Five Years
Terry L. Carter	Trustee	Retired, Formerly President of QuikTrip Corporation
Age: 58

Joseph Hankin	Trustee	President, Westchester Community College since 1971
Age: 66

Jeffrey Haas	Trustee	Professor of Law, New York Law School 1996-Present
Age: 45

Thomas Kice	Trustee	President of Kice Industries, Inc.
Age: 57

George Mileusnic Age: 52	Trustee	Retired, Chief Financial Officer of Caribou Coffee, Inc. (2001-Present). Chief Financial Officer of Dean and DeLuca (2000-2001). Executive Vice President of The Coleman Company (9/89-9/98).

Peter Ochs	Trustee	Manager of Ochs & Associates, Inc.
Age: 56

Richard Wedemeyer Age: 71	Chairman of the Board and Trustee	Retired. Formerly Vice President Finance and Administration The Channel Corporation (June 1996-April 2002)

Ronald Baldwin* Age: 50	Trustee	Retired. Formerly Director INTRUST Financial Services, Inc. Director of INTRUST Brokerage , Inc. and Chief Operating Officer and President of INTRUST Bank, N.A.

John J. Pileggi* Age: 48	Trustee	Managing Partner of American Independence Financial Services, LLC since 2004. Formerly President and Chief Executive Officer, PLUS Funds.com (2000-2002). Formerly President and CEO of ING Mutual Fund Management Co. LLC (1998-2000).

* Trustees who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Mr. Pileggi is an officer of AIFS.

BOARD COMPENSATION

     Trustees who are not officers, directors or employees of AIFS or the Distributor receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended. The following table illustrates the compensation paid to the current Trustees by the Funds for the fiscal year ended October 31, 2007.

COMPENSATION TABLE

Name of	Aggregate	Pension or	Estimated	Total
Person,	Compensation	Retirement	Annual	Compensation
Position	from Fund	Benefits	Benefit Upon	From Fund and
		Accrued As	Retirement	Fund Complex
		Part of Funds		Paid to
		Expenses		Trustees
INTERESTED TRUSTEES
John J. Pileggi	$ 0	N/A	N/A	$ 0
Ron Baldwin	$ 10,000	N/A	N/A	$ 10,000
NON-INTERESTED TRUSTEES
Richard Wedemeyer	$ 19,000	N/A	N/A	$ 19,000
George Mileusnic	$ 14,500	N/A	N/A	$ 14,500
Terry Carter	$ 13,000	N/A	N/A	$ 13,000
Thomas Kice	$ 13,000	N/A	N/A	$ 13,000
Peter Ochs	$ 13,000	N/A	N/A	$ 13,000
Jeffrey Haas	$ 13,000	N/A	N/A	$ 13,000
Joseph Hankin	$ 13,000	N/A	N/A	$ 13,000

OFFICERS OF AMERICAN INDEPENDENCE FUNDS

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Eric Rubin* Age: 41 President	7/2005-Present	President, American Independence Financial Services, LLC (2/05-Present). Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President Mercantile Capital Advisers 4/03-4/04. Formerly Senior Vice President DST International (01/02-04/03). Formerly President EMR Financial Services (06/00-02/01). Formerly Senior Vice President ING Funds 06/98-12/99).
Peter W. Wilson Chief Compliance Officer Age: 30	10-2007-Present	Director of Alaric Compliance Services, LLC 2007 to present; Attorney, U.S. Army JAG Corps – 2003 to 2007.

Susan Silva Treasurer Age: 41	10-2007- Present	Vice President of Vastardis Fund Services LLC since August 2006; Treasurer of The FBR Funds from 2002 through 2006 and officer of FBR National Trust Company from 2001 through 2005.
Theresa Donovan* Age: 57 Secretary	7/2005-Present	Senior Director Compliance and Administration American Independence Financial Services, LLC (05/05-Present). Formerly Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (04/98-05/05).
John J. Pileggi* Assistant Treasurer Age: 48	12/2007-Present	Managing Partner of American Independence Financial Services, LLC since 2004. Formerly President and Chief Executive Officer, PLUS Funds.com (2000-2002). Formerly President and CEO of ING Mutual Fund Management Co. LLC (1998-2000).

INFORMATION ABOUT AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

American Independence Financial Services, LLC (“AIFS”) is a registered investment company under the Investment Advisers Act of 1940, as amended. The American Independence Funds Trust, managed by American Independence Financial Services, commenced operations on March 2, 2006. The composition of the Funds is currently as follows:

Target Date Funds
NestEgg Dow Jones 2010 Fund
NestEgg Dow Jones 2015 Fund
NestEgg Dow Jones 2020 Fund
NestEgg Dow Jones 2030 Fund
NestEgg Dow Jones 2040 Fund

Actively Managed Funds
American Independence Kansas Tax-Exempt Bond Fund
American Independence Stock Fund
American Independence Financial Services Fund
American Independence International Fund
American Independence Short-Term Bond Fund
American Independence Intermediate Bond Fund
American Independence Ultra Short Bond Fund
American Independence International Bond Fund
American Independence U.S. Inflation-Indexed Fund
American Independence Global Inflation-Indexed Hedged Fund

INVESTMENT ADVISER

Under the investment advisory agreement, AIFS is responsible, subject to the review of the Board of Trustees, for the investment management oversight in its role as adviser to all of the Funds.

AIFS has overall supervisory responsibilities for the general management and investment of each of the New Series’ securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

     (a) setting the New Series’ investment objective;

     (b) evaluating, selecting and recommending Sub-Advisers to manage the New Series’ assets;

     (c) monitoring and evaluating the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the New Series; and

     (d) implementing procedures to ensure that the Sub-Advisers comply with the New Series’ investment objectives, policies and restrictions.

INFORMATION ABOUT THE SUB-ADVISER

     The day-to-day management of the New Series will be handled by Fischer Francis Trees & Watts (the investment adviser to the FFTW Funds) in their capacity as sub-adviser. The biographical information for the portfolio manager is set forth below.

International Bond Fund
David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and Multi-Sector Team in New York, which includes global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

PROCEDURES FOR PROPOSED REORGANIZATIONS

     If the shareholders of the International Portfolio approve the proposed Reorganization, the Portfolio will transfer all of its assets to the Institutional Class of the Fund in the New Series. That New Series will assume the stated liabilities of the Portfolio and, with respect to the Advisor Class shares, issue whole and fractional Institutional Class shares of the New Series having an aggregate offering price equal to the aggregate net asset value of the Advisor Class shares of the Portfolio, and, with respect to Investor Class shares, issue whole and fractional Institutional Class shares of the New Series having an aggregate net asset value equal to that of the Investor Class shares of the Portfolio at the offering price equal to that of the Advisor Class. The Fund of the New Series would then distribute such shares to shareholders such that the aggregate offering price of the shares of the New Series received is equal to the aggregate net asset value of shares of the Portfolio then owned by such shareholder, in exchange for all of the shares of the Fund owned by the shareholder; and the Portfolio and the FFTW Funds would then be dissolved.

     The obligations of the Company and the American Independence Funds under the Agreement and Plan of Reorganization (the “Plan”) are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the U.S. Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Company and the American Independence Funds are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Directors of the Company or the Portfolio, notwithstanding the approval of the Plan by the shareholders of the Portfolio. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Portfolio without obtaining the approval of the Portfolio’s shareholders. The Company and the American Independence Funds may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganizations, see the form of Plan at Appendix A.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is conditioned upon the receipt by the Company, on behalf of the Portfolio, and the American Independence Funds, on behalf of the New Series, of an opinion from Dechert, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the New Series of all or substantially all of the assets of the Portfolio in exchange solely for New Series Shares and the assumption by the New Series of all of the known liabilities of the Portfolio, followed by the distribution of such shares to each Portfolio’s shareholders in exchange for their shares of the Portfolio in complete liquidation of the Portfolio, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the New Series and the Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Portfolio upon the transfer of all or substantially all of its assets to the New Series in exchange solely for New Series Shares and the assumption by the New Series of all of the known liabilities of the Portfolio or upon the Portfolio’s distribution of the New Series Shares to the Portfolio’s shareholders in exchange for their shares of the Portfolio;

(iii) the basis of the assets of the Portfolio in the hands of the New Series will be the same as the basis of such assets of the Portfolio immediately prior to the transfer; (iv) the holding period of the assets of the Portfolio in the hands of the New Series will include the period during which such assets were held by the Portfolio; (v) no gain or loss will be recognized by the New Series upon the receipt of the assets of the Portfolio in exchange for New Series Shares and the assumption by the New Series of all of the known liabilities of the Portfolio; (vi) no gain or loss will be recognized by the shareholders of the Portfolio upon the receipt of the New Series Shares of the New Series solely in exchange for their shares of the Portfolio as part of the transaction; (vii) the basis of the New Series Shares received by the shareholders of the Portfolio will be the same as the basis of the shares of the Portfolio exchanged therefore; and (viii) the holding period of the New Series Shares received by the shareholders of the Portfolio will include the holding period during which the shares of the Portfolio exchanged therefore were held, provided that at the time of the exchange the shares of the Portfolio were held as capital assets in the hands of the shareholders of the Portfolio.

     While each Company is not aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

OTHER EFFECTS OF SHAREHOLDER APPROVAL

     The 1940 Act generally requires that shareholders of a mutual fund series approve the fund's investment advisory agreements, sub-advisory agreements, 12b-1 plan and shareholder services plan, among other things. These requirements apply to new mutual funds, including the New Series.

     If shareholders approve the proposed Reorganization, they will also be effectively approving the investment advisory agreement between the New Series and AIFS and the sub-advisory agreement between AIFS and FFTW and its affiliates. Technically, these approvals will be accomplished by a vote of the current Portfolio as the sole shareholder of the New Series before the effective date of the Reorganization.

VOTING REQUIREMENT

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Portfolio. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal. Shareholders of the Portfolio will vote separately with respect to the proposal.

____________________

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL 1. UNMARKED PROXIES WILL BE SO VOTED.

____________________

OTHER MATTERS

     The Boards are not aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company and Funds.

ADDITIONAL INFORMATION

VOTING INFORMATION

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company at the address for the Company shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

     The presence at any shareholders’ meeting, in person or by proxy, of the holders of a majority of shares of the Portfolio entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting with respect to the Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Holders of record of the shares of the Portfolio at the close of business on June 12, 2008, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting.

     As of June 12, 2008, the following number of shares of each class of the Portfolios were outstanding:

International Portfolio
Advisor Class	6,199,836.444
Investor Class	None

OWNERSHIP OF THE FUNDS

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization.

     Appendix D sets forth shareholders that are considered to be either a control person or principal shareholder of the Portfolio. To the best of the Portfolio’s knowledge, as of May 31, 2008, no person owned beneficially more than 5% of outstanding shares of the Portfolio, except as stated in Appendix D.

     Appendix E hereto sets forth the number of shares of the Portfolio owned directly or beneficially by the Directors of the Company. The Directors and Officers as a group own less than 1% of the outstanding shares of the Portfolio.

COST AND METHOD OF PROXY SOLICITATION

     FFTW and AIFS will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of each Company, officers and employees of FFTW or AIFS and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. FFTW and AIFS may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

INVESTMENT ADVISERS AND PRINCIPAL UNDERWRITERS

     FFTW FUNDS: Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, NY 10166 is the investment adviser for each Fund. Quasar Distributors, LLC, 615 East Michigan Street Milwaukee, Wisconsin 53202 is the principal underwriter for each Portfolio.

     AMERICAN INDEPENDENCE FUNDS: American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017 is the investment adviser and administrator for the American Independence Funds. Foreside Fund Services, LLC, Two Portland Square, Portland, Maine, 04101, serves as distributor for the American Independence Funds.

INDEPENDENT ACCOUNTANTS

     The independent accountant for the FFTW Funds is Grant Thornton LLP, 60 Broad Street, New York, NY 10004. Grant Thornton LLP also serves as the independent accountant for the American Independence Funds.

PROPOSALS OF SHAREHOLDERS

     Each Company does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Boards for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

FINANCIAL STATEMENTS

     Audited financial statements for each Company appear in their Annual Report, which was sent to shareholders earlier this year, and that Annual Report is incorporated by reference into this proxy statement (which means that the Report is made legally part of this proxy statement).

IF YOU WOULD LIKE A COPY OF THE MOST RECENT ANNUAL REPORT OR RECENT SEMI-ANNUAL REPORT, PLEASE CALL 1-800-247-0473, OR WRITE THE COMPANY AT THE ADDRESS LISTED AT THE BEGINNING OF THIS PROXY STATEMENT.

By Order of the respective Boards,

FFTW FUNDS, INC

/s/	Robin S. Meister

Robin S. Meister
Secretary

AMERICAN INDEPENDENCE FUNDS TRUST

/s/ Theresa Donovan
Theresa Donovan
Secretary

June 24, 2008

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY CARD

FFTW FUNDS, INC.
International Portfolio

SPECIAL MEETING OF SHAREHOLDERS – July 18, 2008

This proxy is solicited on behalf of the Board of Directors of the FFTW Funds, Inc. (the “Fund”), on behalf of its series listed above (each, a “Portfolio"). The undersigned hereby appoints William Vastardis and Robin Meister, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced applicable Portfolio at the Special Meeting of Shareholders to be held at Fischer Francis Trees & Watts, 200 Park Avenue, New York, NY 10166, at 11:00 a.m., Eastern time, on July 18, 2008, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

Date:

Signature(s) of Shareholder(s)
(Sign in the Box)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FFTW FUNDS, INC.

The Board of Directors recommends that you vote FOR ALL PROPOSALS:

Proposal 1:	FOR	AGAINST	ABSTAIN

To approve the Agreement and Plan of Reorganization.	[ ]	[ ]	[ ]
Proposal 2:
To transact such other business as may properly come before the meeting.	[ ]	[ ]	[ ]

     This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

[Form of]

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the __ day of _______ 2008, by and between American Independence Funds Trust, a Delaware business trust (the “Acquiring Trust”), on behalf of the International Bond Fund, Ultra Short Bond Fund, Short-Term Bond Fund, Global Inflation-Indexed Hedged Fund and U.S. Inflation-Indexed Fund (the “Acquiring Funds”), with its principal place of business at 335 Madison Avenue, Mezzanine, New York, NY 10017, and FFTW Funds, Inc., a Maryland corporation (“FFTW Funds”), on behalf of the U.S. Short-Term Portfolio, the Limited Duration Portfolio, the International Portfolio, the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio (the “Acquired Funds”), with its principal place of business at 200 Park Avenue, 46th Floor, New York, NY 10166. The Acquiring Funds and the Acquired Funds are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

     This Agreement is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations there under. Each reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange solely for (A) the issuance of shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the corresponding Acquired Fund, and (B) the assumption by each Acquiring Fund of the known liabilities that are included in the calculation of the corresponding Acquired Fund’s net asset value on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by each Acquired Fund, on or promptly after the Closing Date as provided herein, of the corresponding Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties to this Agreement intend that each reorganization will qualify as a “reorganization” as defined in Section 368(a)(1) of the Code. The terms of this Agreement shall apply separately to each Acquired Fund and its corresponding Acquiring Fund:

Acquired Fund	Acquiring Fund
FFTW International Portfolio	International Bond Fund
FFTW U.S. Short-Term Portfolio	Ultra Short Bond Fund
FFTW Limited Duration Portfolio	Short-Term Bond Fund
FFTW Global Inflation-Indexed Hedged Portfolio	Global Inflation-Indexed Hedged Fund
FFTW U.S. Inflation-Indexed Portfolio	U.S. Inflation-Indexed Fund

     WHEREAS, the Acquiring Trust and FFTW Funds are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue unlimited shares of beneficial interest.

     WHEREAS, the Board of Directors of FFTW Funds and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

1.	NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows: TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR EACH CORRESPONDING ACQUIRING FUND SHARES AND ASSUMPTION OF THE KNOWN LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

	1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Acquired Assets”) to its corresponding Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and each Acquiring Fund agrees in exchange therefor: (i) to issue to its corresponding Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the aggregate NAV of the corresponding Acquired Fund attributable to the corresponding class of the Acquired Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all known liabilities that are included in the calculation of the corresponding Acquired Fund’s net asset value. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.

		1.2.a.	The Acquired Assets shall consist of all of each Acquired Fund’s assets and property, including, without limitation, all cash, portfolio securities and instruments, commodities and futures interests and dividends and interest receivables that are owned by each Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of each Acquired Fund on the closing date, goodwill, contractual rights and chooses in action of each Acquired Fund or FFTW Funds in respect of such Acquired Fund, all other intangible property owned by or attributable to each Acquired Fund,originals or copies of all books and records of the Acquired Funds, and all other assets of each Acquired Fund on the Closing Date (collectively, “Assets”). The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between FFTW Funds and the Acquiring Trust, be provided access to) copies of all records that FFTW Funds is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder, to the extent such records pertain to each Acquired Fund.

	1.2.b.	Each Acquired Fund has provided the corresponding Acquiring Fund with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, and each Acquiring Fund has provided the corresponding Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund.

1.3.	Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4.	On, or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), FFTW Funds shall liquidate each Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Fund Shareholders”), the corresponding Acquiring Fund Shares received by each Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of each class of shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) held by such Acquired Fund Shareholder of record on the Closing Date. Such liquidation and distribution will be accomplished by FFTW Funds instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of each corresponding Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. FFTW Funds shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

	1.6.	Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of each Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

	1.7.	Any reporting responsibility of FFTW Funds with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of FFTW Funds.

2.	VALUATION

	2.1.	The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the “Valuation Time”). The NAV of each Acquiring Fund Share shall be computed by JPMorgan World Wide Security Services (the “Acquiring Fund Accountant”) in the manner set forth in the Acquiring Funds’ Declaration of Trust (the “Declaration”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by State Street Bank & Trust Company (the “Acquired Fund Accountant”) by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the known liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the “Statement of Assets and Liabilities”). The Acquired Fund Accountant shall value all assets and liabilities in the manner set forth in the Acquired Fund’s then current prospectus and statement of additional information. The Acquired Fund Accountant shall have the right to review, confirm and verify the calculation of the NAV of the Acquiring Fund Shares.

	2.2.	The number of Acquiring Fund Shares to be issued to each corresponding Acquired Fund (including fractional shares, if any) in exchange for the Acquired Assets shall be determined by the Acquiring Fund Accountant by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

	2.3.	Each Acquiring Fund and each corresponding Acquired Fund shall cause the Acquiring Fund Accountant and the Acquired Fund Accountant, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Accountant and the Acquired Fund Accountant in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3.	CLOSING AND CLOSING DATE

	3.1.	The Closing Date shall be May 9, 2008, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern Time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, or at such other place as the parties may agree.

	3.2.	Portfolio securities that are held other than in book-entry form in the name of State Street Bank & Trust Company shall be duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by State Street Bank (the “Acquired Fund Custodian”) in book-entry form on behalf of each Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company (State Street) to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by each Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

	3.3.	The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to each Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

	3.4.	If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund Shares pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

	3.5.	Each Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of each class of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by both the President or a Secretary of FFTW Funds and its Treasurer or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from FFTW Funds’ records by such officers or one of FFTW Funds’ service providers. Each Acquiring Fund shall issue and deliver to each corresponding Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES

	4.1.	Except as set forth on a disclosure schedule previously provided by FFTW Funds to the Acquiring Trust (which disclosure schedule shall be organized by the sections of this Section 4.1 and any disclosure shall only modify the portions of this Section 4.1 expressly identified in such schedule), FFTW Funds, on behalf of each Acquired Fund, represents, warrants and covenants to the corresponding Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

		4.1.a.	The Acquired Fund is a series of FFTW Funds. FFTW Funds is a corporation validly existing and in good standing under the laws of the state of Maryland and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement. To the best of its knowledge, each Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. To the best of its knowledge, FFTW Funds and each Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

		4.1.b.	FFTW Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

		4.1.c.	To the best of its knowledge, FFTW Funds is not in material violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of each Acquired Fund will not result in a material violation of, any provision of FFTW Funds’ Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to an Acquired Fund to which FFTW Funds is a party or by which an Acquired Fund or any of its assets are bound;

4.1.d.	To the best knowledge of FFTW Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets. To the best knowledge of FFTW Funds, each Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. To the best knowledge of FFTW Funds, neither FFTW Funds nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon an Acquiring Fund as the successor to a corresponding Acquired Fund;

4.1.e.	To the best of its knowledge, each Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the corresponding Acquiring Fund);

4.1.f.	The statement of assets and liabilities of each Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2007, have been audited by Grant Thornton LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of each Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, and to the best of its knowledge, each Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

4.1.g.	Since the most recent fiscal year end, except as specifically disclosed in each Acquired Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2007, there has not been, to the best of its knowledge, any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by each Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in an Acquired Fund’s portfolio or a decline in net assets of an Acquired Fund as a result of redemptions shall not constitute a material adverse change;

4.1. h.

	4.1.h.A.	For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year through the Closing Date it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b) (3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

	4.1.h.B.	Each Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. Each Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and each Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

	4.1.h.C.	Each Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable;

	4.1.h.D.	The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

4.1.h.E.	Each Acquired Fund has not been notified in writing that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

4.1.h.F.	Each Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Each Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. Each Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

4.1.h.G.	To the best of its knowledge, the unpaid Taxes of each Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the “Tax Reserves”). To the best of its knowledge, all Taxes that each Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

4.1.h.H.	Each Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. Each Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

4.1.h.I.	To the best of its knowledge, each Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. To the best of its knowledge, each Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

4.1.h.J.	To the best of its knowledge, each Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

4.1.h.K.	To the best of its knowledge, there are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

4.1.h.L.	To the best of its knowledge, the tax bases of the assets of each Acquired Fund are accurately reflected on the Acquired Fund’s Tax books and records;

4.1.h.M.	To the best of its knowledge, each Acquired Fund has not incurred (or been allocated) an “overall foreign loss” as defined in Section 904(f)(2) of the Code that has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

4.1.h.N.	Each Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

4.1.h.O.	Each Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

4.1.h.P.	Except for any limitation resulting from the transactions contemplated by this Agreement, each Acquired Fund’s Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations there under) or comparable provisions of state law; and

4.1.h.Q.	For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions thereto; and “Tax Returns” shall mean all reports, returns, declarations, or statements required to be supplied to a governmental or regulatory authority or agency, in connection with Taxes, and any schedules or attachments thereto;

4.1.i.	All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

4.1.j.	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act

4.1.k.	FFTW Funds has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of FFTW Funds, Inc. Board of Directors, and, subject to the approval of the shareholders of each Acquired Fund, assuming due authorization, execution and delivery by each Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.1.l.	To the best of its knowledge, the information to be furnished by each Acquired Fund to each corresponding Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of each Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.1.m.	To the best of its knowledge, the information included in the proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “Proxy Statement”) or the initial registration statement filed on Form N-14 forming part of the Acquiring Fund’s registration statement filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by FFTW Funds on behalf of each Acquired Fund to each corresponding Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Exchange Act, and the Investment Company Act and the rules and regulations of the Commission there under and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

4.1.n.	To the best of its knowledge, upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FFTW Funds or any Acquired Fund of the transactions contemplated by this Agreement;

4.1.o.	To the best of its knowledge, all of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in material conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

4.1.p.	To the best of its knowledge, the prospectus and statement of additional information of each of the Acquired Funds and any amendments or supplements thereto, furnished to the Acquiring Funds, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

	4.1.q.	To the best of its knowledge, each of the Acquired Funds currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. To the best of its knowledge, each of the Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by FFTW Funds with respect to the Acquired Fund. To the best of its knowledge, all advertising and sales material used by each Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (FINRA) and any applicable state regulatory authority. To the best of its knowledge, all registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. To the best of its knowledge, such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations there under and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

	4.1.r.	Neither each Acquired Fund nor, to the knowledge of the Acquired Fund, any “affiliated person” of each Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) there under or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

	4.1.s.	The tax representation certificate to be delivered by FFTW Funds on behalf of the Acquired Fund to the Acquiring Trust and Dechert LLP at the Closing pursuant to Paragraph 7.4 (the “Acquired Fund Tax Representation Certificate”) will not on the Closing Date, to the best knowledge of FFTW Funds, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2.	Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the FFTW Funds (which disclosure schedule shall be organized by the sections of this Section 4.2 and any disclosure shall only modify the portions of this Section 4.2 expressly identified in such schedule), the Acquiring Trust, on behalf of each Acquiring Fund, represents, warrants and covenants to the Acquired Funds, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

4.2.a.	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. To the best of its knowledge, the Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. To the best of their knowledge, each of the Acquiring Trust and the Acquiring Funds have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

4.2.b.	The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

4.2.c.	The Acquiring Fund’s registration statement on Form N-1A and any post-effective amendments registering shares of the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission there under, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

4.2.d.	The Registration Statement with respect to the Acquiring Funds, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Funds for inclusion therein, as covered by the Acquired Funds’ warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission there under. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Funds for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.e.	The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

4.2.f.	No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein;

4.2.g.	The statement of assets and liabilities of the Acquiring Funds, have been audited by Grant Thornton LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Funds as of such date and all known liabilities, whether actual or contingent, of the Acquiring Funds as of the date thereof are disclosed therein;

4.2.h.

	4.2.h.A.	For each taxable year of its operation since its inception, the Acquiring Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b) (3) of the Code without regard to the last sentence of Section 851(d) of the Code. To the best of its knowledge, each Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause each Acquiring Fund to fail to qualify as a regulated investment company under the Code;

	4.2.h.B.	Each Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. Each Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Funds do not know of any basis upon which a jurisdiction could assert such a position;

4.2.h.C.	Each of the Acquiring Funds has timely paid, in the manner prescribed by law, all Taxes that were due and payable;

4.2.h.D.	Each of the Acquiring Funds has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

4.2.h.E.	Each of the Acquiring Funds has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

4.2.h.F.	Each of the Acquiring Funds has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Funds are not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Funds are not a party to any Tax allocation, sharing, or indemnification agreement;

4.2.h.G.	The unpaid Taxes of each Acquiring Fund for tax periods through the Closing Date does not exceed the accruals and reserves for Taxes (excluding accruals and reserves and deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the “Tax Reserves”). All Taxes that each Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

4.2.h.H.	The Acquiring Trust has delivered to FFTW Funds or made available to FFTW Funds complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

	4.2.h.I.	Each Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. Each Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

	4.2.h.J.	Each Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

	4.2.h.K.	There are (and as of immediately following the Closing there will be) no liens on the assets of each Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

	4.2.h.L.	Each Acquiring Fund has not incurred (or been allocated) an “overall foreign loss” as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

	4.2.h.M.	Each Acquiring Fund is not a party to a gain recognition agreement under Section 367 of the Code;

	4.2.h.N.	Each Acquiring Fund does not own any interest in any entity that is characterized as a partnership for income tax purposes;

	4.2.h.O.	Each Acquiring Fund’s Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations there under) or comparable provisions of state law;

4.2.i.	The authorized capital of each of the Acquiring Funds consist of an unlimited number of shares of beneficial interest,] no par value per share. As of the Closing Date, each Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Funds Shares to be issued and delivered to the Acquired Funds for the account of the Acquired Funds Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. Each of the Acquiring Funds does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Funds shares, nor is there outstanding any security convertible into any Acquiring Funds shares;

4.2.j.	The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Funds, this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.2.k.	The information to be furnished in writing by the Acquiring Funds or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

4.2.l.	No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Funds, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

4.2.m.	Neither each of the Acquiring Funds nor, to the knowledge of the Acquiring Funds, any “affiliated person” of the Acquiring Funds has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of each Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) there under or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

	4.2.n.	Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Funds’ prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in each of the Acquiring Funds’ financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (n) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Funds’ portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

	4.2.o.	The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to FFTW Funds and Dechert LLP at Closing pursuant to Section 6.3 (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE FUNDS

5.1.	Each Acquired Fund will operate the Acquired Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include trading in portfolio securities, and the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2.	FFTW Funds will call a special meeting of the Acquired Funds’ shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3.	Each of the Acquiring Funds will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting (subject to the review and consent of the Board of Directors of FFTW Funds), and will promptly prepare and file with the Commission the Registration Statement. FFTW Funds will provide the Acquiring Funds with information reasonably requested for the preparation of the Registration Statement and any post-effective amendments registering shares of the Acquiring Fund in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4.	Each of the Acquired Funds covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Funds for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5.	Each of the Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably require concerning the beneficial ownership of the Acquired Fund Shares.

5.6.	Subject to the provisions of this Agreement, each of the Acquiring Funds and each of the Acquired Funds will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7.	Each Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time. Each Statement of Assets and Liabilities shall be prepared in accordance with GAAP consistently applied and certified by FFTW Funds’ Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, FFTW Funds shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of FFTW Funds.

5.8.	No Acquiring Fund and no Acquired Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9.	From and after the date of this Agreement, each of the Acquiring Funds, each of the Acquired Funds, FFTW Funds and the Acquiring Trust shall use its best efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1) of the Code and shall not take any position inconsistent with such treatment.

5.10.	From and after the date of this Agreement, each Acquiring Fund and each Acquired Fund shall use its best efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11.	Each Acquiring Fund and each Acquired Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of each of the Acquired Funds to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Funds in writing:

6.1.	All representations and warranties by the Acquiring Trust on behalf of the each Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.	The Acquiring Trust shall have delivered to FFTW Funds on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to FFTW Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as FFTW Funds shall reasonably request;

6.3.	The Acquiring Trust on behalf of the Acquiring Funds shall have delivered to FFTW Funds and Dechert LLP an Acquiring Fund Tax Representation Certificate, satisfactory to FFTW Funds and Dechert LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Funds;

6.4.	With respect to the Acquiring Funds, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Funds and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

6.5.	FFTW Funds shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to FFTW Funds.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

     The obligations of each of the Acquiring Funds to complete the transactions provided for herein shall be, at its election, subject to the performance by each Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1.	All representations and warranties of FFTW Funds on behalf of the Acquired Funds contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.	Each Acquired Fund shall have delivered to the corresponding Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by FFTW Funds’ Treasurer or Assistant Treasurer;

7.3.	FFTW Funds shall have delivered to the Acquiring Trust on the Closing Date a certificate of FFTW Funds on behalf of each Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of FFTW Funds contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

7.4.	FFTW Funds on behalf of each of the Acquired Funds shall have delivered to the Acquiring Trust and Dechert LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Dechert LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Funds;

7.5.	The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by FFTW Funds and related matters of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

7.6.	With respect to the Acquired Funds, the Board of Directors of FFTW Funds shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to any Acquiring Fund and its corresponding Acquired Fund, neither party to this Agreement shall, be required to consummate any of the transactions contemplated by this Agreement:

8.1.	This Agreement and the transactions contemplated herein with respect to any Acquiring Fund and its corresponding Acquired Fund shall have been approved by the requisite vote of the Acquired Fund’s shareholders in accordance with the provisions of FFTW Funds’ Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund’s shareholders shall have been delivered by the Acquired Funds to the Acquiring Funds. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4.	The Acquiring Trust’s Registration Statement on behalf of each Acquiring Fund and any post-effective amendments registering shares of the Acquiring Trust shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement or post-effective amendments shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5.	The parties shall have received an opinion of Dechert LLP addressed to both of the parties, satisfactory to FFTW Funds and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes (a) the acquisition by each Acquiring Fund of the Acquired Assets of its corresponding Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the corresponding Acquired Fund and the assumption of the Known Liabilities, followed by the distribution by each Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to its Acquired Fund Shareholders in exchange for their Acquired Funds Shares and the termination of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and each of the Acquired Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Known Liabilities; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Known Liabilities or upon the distribution of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund; (d) no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Shareholder will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefore were held by such Acquired Fund Shareholder (provided the Acquired Fund Shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Acquired Asset acquired by the Acquiring Fund will be the same as the tax basis of that Asset to the Acquired Fund immediately prior to the Reorganization, and the holding period of each Acquired Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Acquired Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 8.5; and

8.6.	Each Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carry forward, for its taxable year ending on the Closing Date.

9. BROKERAGE FEES AND EXPENSES

9.1.	Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	The parties have been informed by Fischer Francis Trees & Watts and the Acquiring Fund Adviser, and the parties have entered into this Agreement in reliance on such information, that the Acquiring Fund Adviser will pay all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AIFS and FFTW shall bear the expenses of any fees and or services provided by Kramer Levin Naftalis & Frankel LLP.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.

The Acquiring Trust and the FFTW Funds each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2.

The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

11.1.	This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the FFTW Funds In addition, either party, on behalf of an individual Acquiring Fund or Acquired Fund, may at its option terminate this Agreement at or prior to the Closing Date:

	11.1.a.	because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

	11.1.b.	because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

	11.1.c.	by resolution of the Acquiring Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders;

	11.1.d.	by resolution of the FFTW Funds’ Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Funds’ shareholders; or

	11.1.e.	if the transactions contemplated by this Agreement shall not have occurred on or prior to May 9, 2008 or such other date as the parties may mutually agree upon in writing.

11.2.	In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Funds, the Acquiring Trust, or the Trustees or officers of the Acquiring Trust, the FFTW Funds, the Acquired Funds, or the Directors or officers of the FFTW Funds, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the FFTW Funds and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund’s shareholders called by the FFTW Funds pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Fischer Francis Trees & Watts with copies to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, attention: Jay G. Baris, and to the Acquiring Funds, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017, attention Theresa Donovan, with copies to Dechert LLP, 30 Rockefeller Plaza, New York, NY.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 ss. 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.

It is expressly agreed that the obligations of the Acquiring Trust and the FFTW Funds shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Funds or the Acquired Funds, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Articles of Incorporation of the FFTW Funds, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the directors of the FFTW Funds and this Agreement has been executed by authorized officers of the Acquiring Trust and the FFTW Funds, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Funds and the Acquired Funds, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Articles of Incorporation of the FFTW Funds, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest: FFTW Funds, Inc.
on behalf of each of the Funds of FFTW
Funds, Inc. as set forth on Schedule A,

By:
Name:
Title: Secretary

By:
Name:
Title: President

Attest: AMERICAN INDEPENDENCE
FUNDS TRUST
on behalf each of the Funds of AMERICAN
INDEPENDENCE FUNDS TRUST as set
forth on Schedule B

By:
Name:
Title: Secretary

By:
Name
Title: President

Schedule A

FFTW FUNDS, INC.

     U.S. Short-Term Portfolio
Limited Duration Portfolio
International Portfolio
U.S. Inflation-Indexed Portfolio
Global Inflation-Indexed Hedged Portfolio

Schedule B

AMERICAN INDEPENDENCE FUNDS TRUST

     International Bond Fund
Ultra Short Bond Fund
Short-Term Bond Fund
Global Inflation-Indexed Hedged Fund
U.S. Inflation-Indexed Fund

Annex A

TAX REPRESENTATION CERTIFICATE OF

AMERICAN INDEPENDENCE FUNDS TRUST
ON BEHALF OF THE AMERICAN INDEPENDENCE INTERNATIONAL BOND
FUND, ULTRA SHORT BOND FUND, SHORT-TERM BOND FUND, GLOBAL
INFLATION-INDEXED HEDGED FUND AND U.S. INFLATION-INDEXED
FUND

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization (the “Agreement”) made as of [          ], 2008 between American Independence Funds Trust, a Delaware business trust (“Acquiring Trust”), on behalf of the International Bond Fund, Ultra Short Bond Fund, Short-Term Bond Fund, Global Inflation-Indexed Hedged Fund and U.S. Inflation-Indexed Fund (the “Acquiring Funds”), with its principal place of business at 335 Madison Avenue, Mezzanine, New York, NY 10017, and FFTW Funds, Inc., a Maryland corporation (“FFTW Funds”), on behalf of the U.S. Short-Term Portfolio, the Limited Duration Portfolio, the International Portfolio, the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio (the “Acquired Funds”), with its principal place of business at 200 Park Avenue, 46th Floor, New York, NY 10166. Pursuant to the Agreement, each Acquiring Fund will acquire all of the assets of the corresponding Acquired Fund in exchange solely for (i) the assumption by the Acquiring Fund of the Assumed Liabilities of the corresponding Acquired Fund and (ii) the issuance of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund’s Shares”) to the corresponding Acquired Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund (the foregoing together constituting the “transaction”).

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of each Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     (A) The Acquiring Fund is a series of Acquiring Trust, a business trust organized under the laws of the State of Delaware, and Acquiring Fund is, and has been at all times, treated as a corporation for federal tax purposes.

     (B) Neither the Acquiring Fund nor any person “related” to the Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which the Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of the Acquired Fund in the transaction except in the ordinary course of Acquiring Fund’s business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), as a series of a registered open-end investment company to redeem its own shares.

     (C) After the transaction, the Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of the Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

     (D) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of the Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

     (E) Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. The Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     (F) There is no, and never has been any, indebtedness between Acquiring Fund and the Acquired Fund.

     (G) The Acquiring Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

     (H) The Acquiring Fund meets the requirements of an “investment company” in Section 368(a)(2)(F) of the Code.

     (I) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (J) The Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     (K) As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. The Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     (L) Acquired Fund Shareholders will not be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Fund after the transaction.

     (M) The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund’s becoming a member of the American Independence family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     (N) No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. The Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     (O) The Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in an Acquiring Fund.

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of each Acquiring Fund. The undersigned recognizes that Dechert LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Dechert LLP a written notice to that effect.

AMERICAN INDEPENDENCE FUNDS TRUST
on behalf of:
           International Bond Fund
           Ultra Short Bond Fund
           Short-Term Bond Fund
           Global Inflation-Indexed Hedged Fund
           U.S. Inflation-Indexed Fund

By:

Name:

Title:

Dated:	, 2008

Annex B

TAX REPRESENTATION CERTIFICATE OF
FFTW FUNDS, INC.

ON BEHALF OF THE U.S. SHORT-TERM PORTFOLIO, LIMITED DURATION
PORTFOLIO, INTERNATIONAL PORTFOLIO, U.S. INFLATION-INDEXED
PORTFOLIO AND THE GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization (the “Agreement”) made as of [ ], 2008 between FFTW Funds, Inc., a Maryland corporation, on behalf of its series U.S. Short-Term Portfolio, Limited Duration Portfolio, International Portfolio, U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio (“Acquired Fund”), and American Independence Funds Trust, a Delaware business trust (“American Independence Funds Trust”), on behalf of its series the International Bond Fund, Ultra Short Bond Fund, Short-Term Bond Fund, Global Inflation-Indexed Hedged Fund and U.S. Inflation-Indexed Fund (“Acquiring Fund”) (the “Agreement”). Pursuant to the Agreement, each Acquiring Fund will acquire all of the assets of the corresponding Acquired Fund in exchange solely for (i) the assumption by the Acquiring Fund of the Assumed Liabilities of the corresponding Acquired Fund and (ii) the issuance of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) to the corresponding Acquired Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund (the foregoing together constituting the “transaction”).

     The undersigned officer of FFTW Funds, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of each Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     (A) The Acquired Fund is a series of FFTW Funds, a corporation organized under the laws of the state of Maryland, and the Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     (B) As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of the Acquired Fund (the “Acquired Fund Shares”) will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     (C) Neither the Acquired Fund nor any person “related” to the Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of the Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund’s business as a series of an open-end investment company. To the best knowledge of management of the Acquired Fund, there is no plan or intention on the part of the shareholders of the Acquired Fund to engage in any transaction with the Acquired Fund, the Acquiring Fund, or any person treated as related to the Acquired Fund or the Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which the Acquired Fund, the Acquiring Fund, or any person treated as related to the Acquired Fund or the Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of the Acquired Fund’s business as a series of an open-end investment company.

     (D) Pursuant to the transaction, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, of the Acquired Fund held immediately before the transaction. For the purposes of the foregoing, any amounts the Acquired Fund uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     (E) As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to the Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. The Acquired Fund will not receive any consideration from the Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     (F) The Assumed Liabilities assumed by the Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by the Acquired Fund in the ordinary course of its business. The Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     (G) As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of Section 357(d) of the Code.

     (H) The Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation’s historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to the Acquiring Fund will be the Acquired Fund’s historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation’s historic business assets are the assets used in its historic business.

     (I) The Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     (J) The expenses of the Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rule 73-54, 1973-1 C.B. 187. The Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     (K) There is no, and never has been any, indebtedness between the Acquiring Fund and the Acquired Fund.

     (L) The Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     (M) The Acquired Fund meets the requirements of an “investment company” in Section 368(a)(2)(F) of the Code.

     (N) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (O) The Acquired Fund does not pay compensation to any shareholder-employee.

     (P) The Acquired Fund shareholders will not have dissenters’ or appraisal rights in the transaction.

     (Q) The transaction is being undertaken for valid and substantial business purposes, including facilitating the Acquired Fund’s becoming a member of the American Independence family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     (R) The Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquired Fund.

     The undersigned officer of FFTW Funds, Inc. is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of each Acquired Fund. The undersigned recognizes that Dechert, LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Dechert, LLP a written notice to that effect.

FFTW FUNDS, INC.
on behalf of:

         U.S. Short-Term Portfolio
         Limited Duration Portfolio
         International Portfolio
         U.S. Inflation-Indexed Portfolio
         Global Inflation-Indexed Hedged Portfolio

By:

Name:

Title:

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of this 11th day of November, 2005 and amended on December 15, 2006 and February 22, 2008 between American Independence Financial Services, LLC, a limited liability company organized under the laws of the State of Delaware(the "Adviser"), and American Independence Funds Trust, a business trust organized under the laws of the State of Delaware (the "Trust").

     WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"); and

     WHEREAS, the Trust proposes to engage in the business of an investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust intends initially to offer shares representing interests in each of the separate series listed on Schedule A attached hereto (collectively, the "Initial Funds"); and

     WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds; and

     WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an "Additional Fund" and collectively, the "Additional Funds"); and

     WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the "Additional Funds" (each such Additional Fund and Initial Fund being referred to herein individually as a "Fund" and collectively as the "Funds");

     NOW THEREFORE, the parties hereto hereby agree as follows:

1. APPOINTMENT OF ADVISER

     The Trust hereby appoints the Adviser to act as investment adviser for the Initial Funds for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

2. DUTIES OF THE ADVISER

     The Adviser, at its own expense shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets; (iii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) make changes on behalf of the Trust in the investments for each Fund; (v) provide the Trust with records concerning the Adviser's activities that the Trust is required to maintain; and (vi) render reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel.

     In carrying out its obligations the Investment Manager shall: (a) supervise and manage all aspects of the Funds' operations; (b) provide the Funds or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust's Board of Trustees; (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Funds' shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (d) provide the Funds with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Funds' principal office; (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Funds' operations and the operations of comparable investment companies; (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Funds; (g) determine what issuers and securities shall be represented in the Funds' respective portfolios and regularly report them to the Board of Trustees of the Trust; (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and (i) take, on behalf of the Funds, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund's investment objective and policies, as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust's Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, and applicable laws and regulations.

3. CERTAIN RECORDS AND REPORTS

     Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the "Records"). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4. ADVISORY FEES

     For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to rule 12b-1 under the 1940 Act. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8, paragraph b hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

     In any case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5. PORTFOLIO TRANSACTIONS

     In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available, as described from time to time, in the Trust's Registration Statement. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any fund of the Trust. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it. Brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to applicable rules and regulations. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6. LIABILITY OF ADVISER

     Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

7. FORCE MAJEURE

     Notwithstanding any other provision of this Agreement, Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Adviser's reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

8. DURATION, TERMINATION AND AMENDMENT

     a. Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph b below. Unless terminated in accordance with this Section 8, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder.

     Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund, and (ii), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     b. Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     c. Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

     d. Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

     e. Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days' nor more than 60 days' prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

9. SERVICES NOT EXCLUSIVE

     The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

10. MISCELLANEOUS

     a. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

     b. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     c. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     d. Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

     e. Survival After Termination. The rights and obligations set forth in Paragraphs 5 and 7 shall survive the termination of this Agreement.

     f. Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

11. LICENSE AGREEMENT. The Trust shall have the non-exclusive right to use the name "American Independence" to designate itself and any current or future series of shares only so long as American Independence Financial Services, LLC serves as investment manager or adviser to the Trust with respect to such series of shares. In the event that the Investment Advisor ceases to act as the investment adviser to the Funds, the Trust shall cease using the name "American Independence" and shall not use the methodology contained in the License Agreement between American Independence Financial Services, LLC and Dow Jones Indexes, unless Dow Jones Indexes shall grant the Funds or a successor a similar license for the Dow Jones Target Date Indexes, upon the Investment Adviser’s written request.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

AMERICAN INDEPENDENCE FUNDS TRUST

By

Name:

Title:

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

By:

Name:

Title:

Schedule A
to the
Investment Advisory Agreement dated February 22, 2008
between
American Independence Funds Trust
and
American Independence Financial Services, LLC

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
NestEgg Dow Jones 2010 Fund	0.60%

NestEgg Dow Jones 2015 Fund	0.60%

NestEgg Dow Jones 2020 Fund	0.60%

NestEgg Dow Jones 2030 Fund	0.60%

NestEgg Dow Jones 2040 Fund	0.60%

Short-Term Bond Fund	0.40%

Intermediate Bond Fund	0.40%

Stock Fund	1.00%

International Equity Fund	0.81%

Kansas Tax-Exempt Bond Fund	0.30%

Financial Services Fund	1.25%

Ultra-Short Bond Fund	0.30%

International Bond Fund	0.40%

Global Inflation-Indexed Hedged Fund	0.40%

U.S. Inflation-Indexed Fund	0.40%

APPENDIX C

[Form of]

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of __________, 2008 by and between American Independence Financial Services, LLC (the "Adviser"), and FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (the “Agreement”) (collectively referred to as the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the Short-Term Bond Fund and Intermediate Bond Fund (the "Funds"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Funds;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Funds’ assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Funds, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Funds set forth in the Trust's current registration statement as amended from time to time, any written guidelines adopted by the Trustees (any such guidelines will be attached hereto as Schedule A) and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Funds’ assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Funds securities for the Funds and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. The Sub-Adviser has authority to review and execute all industry agreements with banks, brokers, dealers and other financial intermediaries necessary to perform its duties under this Agreement. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Funds transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser.

     (a) Neither the Sub-Adviser, nor its officers, employees, affiliates and subsidiaries shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     (b) In no event will the Sub-Adviser have any responsibility for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Portfolio.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio.

10. Nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, employees, affiliates, or subsidiaries from buying, selling, or trading in any securities for its or their own account or accounts. Advisor acknowledges that the Sub-Adviser and its officers, employees, affiliates, or subsidiaries and its other clients may at any time have, acquire, increase, decrease, or dispose of positions in investments that are at the same time being acquired or disposed of for the account of the Company. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment that the Sub-Adviser, its officers, employees, affiliates, or subsidiaries may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

11. Anti-Money Laundering Cooperation. Advisor agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulations, including but not limited to that of the United States and the United Kingdom. In addition, the Advisor agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

12. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

13. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

14. The Sub-Adviser has provided the Advisor with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission (“SEC”), and promptly will furnish a copy of all amendments to the Advisor at least annually.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

FISCHER FRANCIS TREES & WATTS, INC.
FISCHER FRANCIS TREES & WATTS
FISCHER FRANCIS TREES & WATTS, (Singapore) PTE LTD
FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA Services, LLC

By:	By:

Title:	Title:

Schedule A
to the
Investment Sub-Advisory Agreement
between
American Independence Financial Services, LLC
and
Fischer Francis Trees & Watts, Inc.
Fischer Francis Trees & Watts
Fischer Francis Trees & Watts, (Singapore) PTE LTD
Fischer Francis Trees & Watts Ltd Kabushiki Kaisha Services, LLC

For the

Ultra Short Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
International Bond Fund
Global Inflation-Indexed Hedged Fund
U.S. Inflation-Indexed Fund

American Independence Financial Services, LLC shall pay compensation to Fischer Francis Trees & Watts, Inc. pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

Ultra Short Bond Fund	0.15% per annum
Short-Term Bond Fund	0.20% per annum
Intermediate Bond Fund	0.20% per annum
International Bond Fund	0.20% per annum
Global Inflation-Indexed Hedged Fund	0.20% per annum
U.S. Inflation-Indexed Fund	0.20% per annum

In the event that investment advisory fees charged by the Investment Adviser are waived, deferred or reduced, then sub-advisory fees payable by such Fund in accordance with this Schedule shall be waived, deferred or reduced by 35% of the total of such waiver. Such fee reduction, if applicable, shall be applied on a monthly basis at the time each payment of sub-advisory fees is due hereunder. Further, if the fees payable to the Sub-Adviser begin to accrue before the end of any month, or if this Agreement terminates before the end of any month, then such fees for such month shall be prorated according to the proportion which the partial period bears to the full month in which such effectiveness or termination occurs

DATED: _________________, 2008

APPENDIX D

BENEFICIAL OWNERS OF COMPANY SHARES

     As of May 31, 2008, the following persons owned of record or beneficially 5% or more of the following Portfolios:

INTERNATIONAL PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF
PORTFOLIO
FIDELITY INVESTMENTS INSTITUTIONAL	56.24%
OPERATIONS CO INC
100 MAGELLAN WAY (KW1C)
COVINGTON, KY 41015

MAC & COMPANY	22.31%
MUTUAL FUND OPERATIONS
P O BOX 3198
PITTSBURGH, PA 15230

MAC & COMPANY	9.21%
MUTUAL FUNDS OPERATIONS
P O BOX 3198
PITTSBURGH , PA 15230

APPENDIX E

Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of May 31, 2008.

Directors’ Share Ownership in the Fund as of May 31, 2008

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities in the
Name of Director	Securities in the Portfolio	Fund Funds, Inc.
Independent Directors
John C Head III	None	None
Lawrence B. Krause	None	None
Saul H. Hymans	None	None
Andrea Redmond	None	None
Interested Director
Stephen P. Casper	$50,001 - $100,000	$50,001 - $100,000